Analyst Day/Fourth Quarter 2013 Earnings Call New York City

Vision Mission Opening Remarks February 24, 2014 2 Steve Busser Vice President and Treasurer

Vision Mission 2013 Accomplishments and Operational Highlights Shareholder Return 2014 Goals El Paso Outlook Four Corners and MPS Air Permit Updates Capital Construction Program Projected Rate Base and Rate Case Timeline Fourth Quarter and YTD 2013 Earnings 2014 Earnings Guidance Q & A February 24, 2014 3 Agenda

Vision Mission Integrity Safe Harbor Statement This presentation includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: Increased prices for fuel and purchased power and the possibility that regulators may not permit EE to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates Recovery of capital investments and operating costs through rates in Texas and New Mexico Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability Changes in customers’ demand for electricity as a result of energy efficiency initiatives and emerging competing services and technologies Unanticipated increased costs associated with scheduled and unscheduled outages of generating plant The size of our construction program and our ability to complete construction on budget Potential delays in our construction schedule due to legal challenges or other reasons Costs at Palo Verde Deregulation and competition in the electric utility industry Possible increased costs of compliance with environmental or other laws, regulations and policies Possible income tax and interest payments as a result of audit adjustments proposed by the IRS or state taxing authorities Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets Other factors detailed by EE in its public filings with the Securities and Exchange Commission February 24, 2014 4

Vision Mission February 24, 2014 5 Accomplishments, Operational Highlights, Shareholder Return, Goals and El Paso Outlook Tom Shockley

Vision Mission February 24, 2014 6 2013 Accomplishments Increased quarterly dividend in 2013 by 6% to $0.265 per share Successfully negotiated a new 3-year collective bargaining agreement with our union workforce Received regulatory approval to purchase 50MW output of Macho Springs solar project at a price of 5.79¢ per kWh Filed Certificates of Convenience and Necessity (CCN) in Texas and New Mexico for Montana Power Station (MPS) Units 3 & 4 Reached a settlement with the Far East El Paso Citizens United in regards to their opposition to the construction of MPS Received air permit for MPS from Texas Commission on Environmental Quality (TCEQ) Moody’s Investors Service upgraded EE’s senior unsecured and issuer ratings to Baa1 from Baa2

Vision Mission February 24, 2014 7 2013 Operational Highlights Ranked #1 in terms of reliability among investor owned electric utilities by the Texas PUCT for the System Average Interruption Duration Index (SAIDI) and the System Average Interruption Frequency Index (SAIFI) EE has been ranked #1 in SAIDI and SAIFI for three consecutive years Set new Native Peak record of 1,750 MW in June 2013 Entered into a Purchase Power Agreement to purchase 10MW of solar from a project to be built at the Newman Power Plant Rio Grande 9 achieved commercial operation in May 2013

8 MARKET PRICE PER SHARE ANNUAL VALUE OF SHARE REPURCHASES AND DIVIDENDS(1) 2012 – $31.91 2011 – $34.64 2010 – $27.53 2009 – $20.28 2012 – $38.9 2011 – $113.7 2010 – $33.7 2009 – $24.1 (in millions) (1) EE Initiated a quarterly cash dividend in 2011 distributing a total of $27.2mm in addition to $86.5mm in share repurchases February 24, 2014 $80 $100 $120 $140 $160 $180 $200 Dec. 31, 2009 Dec. 31, 2010 Dec.31, 2011 Dec. 31, 2012 Dec. 31, 2013 Total Return Comparison $100 Investment on December 31, 2009 EE EEI NYSE EE $188 EEI $148 NYSE $145 Shareholder Return 2013 – $35.11 2013 – $42.0

Vision Mission 2014 Goals Obtain final air permit from the Environmental Protection Agency for the four planned units at MPS Begin construction of MPS Units 1 & 2 Obtain Certificates of Convenience and Necessity in Texas and New Mexico for MPS Units 3 & 4 Issue capital to fund construction program Refine timing for filing future rate cases February 24, 2014 9

Vision Mission Local Growth Summary Fort Bliss Construction is underway on the new $1 billion William Beaumont Army Medical Center The bulk of Fort Bliss expansion is winding down Construction of Union Pacific intermodal rail yard to continue through 2014 and is expected to be completed in 2015 Over $800 million in Texas Transportation Commission approved highway projects will be under construction in 2014 Construction of the downtown Triple – A baseball stadium is expected to be completed in April Approximately $473mm in Quality-of-Life bonds approved by voters in 2012 are under construction including parks, pools, museums, libraries and performing arts University of Texas at El Paso is currently undergoing a “Campus Transformation” which will add approximately $300mm in new buildings and new projects February 24, 2014 10

Vision Mission Local Growth Summary Cross Border trade between El Paso and Juarez totaled approximately $86 billion in 2013(1) New port of entry linking El Paso and Juarez will be operational by the end of this year The new Tornillo-Guadalupe International Bridge will add to the capacity for cross border trade and will be one of the largest in the nation A 10 percent increase in maquiladora output leads to a 2.8 percent increase in El Paso total employment(2) February 24, 2014 11 (1) Source: Texas A&M International (2) Source: Mexican National Institute of Statistics and Geography and the Federal Reserve Bank of Dallas

Vision Mission February 24, 2014 12 Four Corners & MPS Air Permit Updates Mary Kipp

Vision Mission Four Corners Update After comprehensive analysis, we have decided not to participate in a life extension of the plant beyond the scheduled retirement date Our current agreement expires in July 2016 More economical alternatives available for serving our customers’ needs; however, we will work with all plant participants to facilitate viable operation of the plant going forward APS has expressed interest in our stake in the Four Corners Generating Station February 24, 2014 13

February 24, 2014 14 MPS Permit and Rate Case Strategy March 2014 EPA Region 6 issues Permit April 2014 Assume permit is appealed to EAB May – Aug. 2014 EAB performs review and final permit issued Construction of MPS is complete by June 2015 Rate case process New NM and TX rates in effect in spring and summer 2016, respectively Best estimate is EPA will issue a final GHG permit by Q3 2014 Allows for MPS Units 1 & 2 to be operational by June 2015 Rate case test year end will be as follows: Texas will utilize a historical test year end of June 2015 New Mexico will utilize a historical test year end of December 2014 and include a post test year adjustment to include all costs through the end of May 2015 Anticipate new rates in place for New Mexico by spring 2016 and for Texas by summer 2016

February 24, 2014 15 MPS Permit and Rate Case Strategy To obtain a GHG permit by Q3 2014, the following objectives will need to be achieved: EPA Region 6 issues permit by the end of Q1 2014 An EAB appeal, if requested, will need to be resolved by Q3 2014 without finding any errors requiring action on remand back to EPA Region 6 Items that could delay final permit beyond Q3 2014 A delay by EPA Region 6 in issuing permit beyond Q1 2014 The EAB appeal process is not resolved by Q3 2014 If, upon completion of the EAB appeal, the permit is remanded back to EPA Region 6 for revisions

Vision Mission February 24, 2014 16 Capital Construction Program Steve Buraczyk

February 24, 2014 17 2014 2015 2016 2017 2018 1,872 2,003 2,091 2,071 2,071 Generating Capacity at Summer Peak (MW) Existing Generation Generation Additions Existing capacity 1,872 MW (a) Additions (b) 2015 MPS Unit 1 (88 MW) 2015 MPS Unit 2 (88 MW) 2016 MPS Unit 3 (88 MW) 2017 MPS Unit 4 (88 MW) Unit Retirements (c) 2014 Rio Grande 6 (45 MW) 2016 Four Corners 4 & 5 (108MW) (a) Includes additional 20 MW’s due to duct burner upgrade at the Newman Power Station (b) Anticipate Units 1 & 2 to be commercially operational in time for the 2015 peak; in-service dates could be delayed if air permits are not received prior to Q3 2014 (c) Rio Grande retirement occurs in December impacting capacity in 2015; Four Corners contract expires in July 2016; short term purchases may be used to cover reduced capacity Generation Additions Schedule Projected Peak

$0 $50,000 $100,000 $150,000 $200,000 $250,000 $300,000 $350,000 2014 Est 2015 Est 2016 Est 2017 Est 2018 Est EE Estimated Costs Generation Transmission Distribution General February 24, 2014 18 $327mm $256mm $249mm $209mm $233mm ($000’s) Five Year Cash Capital Expenditures

Vision Mission Generation Capital Expenditures Generation capital expenditures are expected to be approximately $584mm through 2018 New generation plant - $345mm Palo Verde - $179mm Other generation - $60mm February 24, 2014 19

Vision Mission T & D Capital Expenditures T&D capital expenditures are expected to be approximately $510mm through 2018 Transmission - $193mm Distribution - $317mm February 24, 2014 20

Vision Mission General Capital Expenditures Total General capital expenditures are expected to be approximately $180mm through 2018 Facilities - $75mm Includes $33mm for East Side Distribution Center Fleet - $16mm IT - $84mm Metering & Other - $5mm February 24, 2014 21

Vision Mission February 24, 2014 22 Projected Rate Base and Rate Case Timeline David Carpenter

23 Pro forma Rate Base Balances for Future Rate Case Filings ($000) (1) Includes Palo Verde Unit 3 rate base of approximately $36mm for each pro-forma filing (2) Rate Base totals exclude year end CWIP balances (3) Represents a pro-forma rate base amount that EE would use in rate filings for the test year February 24, 2014 Projected Rate Base and CWIP MPS 1 & 2 MPS 3 MPS 4 Beginning Rate Base (1)(2) $1,530 $1,922 $2,058 Plant Additions: MPS Transmission and Substations 38 3 1 New East Side Facility 40 - - Other 305 153 210 New Generating Units: Montana Common Plant 42 - - Montana Unit 1 80 - - Montana Unit 2 79 - - Montana Unit 3 - 87 - Montana Unit 4 - - 84 Total 584 243 295 Depreciation Expense (178) (99) (105) Change in Deferred Income Taxes & Other (14) (8) (8) Total Rate Base (3) $1,922 $2,058 $2,240 Year End CWIP Balances ($ in millions) $328 $316 $244

1/2014 1/2015 1/2016 1/2014 1/2015 1/2016 February 24, 2014 24 Rate Case Timeline (Assuming Q3 2014 Receipt of EPA Air Permit) December 2014 Historical Test Year End for NM Rate Case May 2015 File NM Rate Case (Includes MPS 1&2 in rate base)1 April 2016 NM Rate Increase effective2 New Mexico (1) NM Rate Case filing would use a historical test year end of December 2014 and, via a “post test year adjustment”, include MPS units 1&2 in requested rate base June 2015 Historical Test Year End for TX Rate Case November 2015 File TX Rate Case (Includes MPS 1&2 in rate base) Q3 2014 Final MPS Air Permit Received Texas By June 2015 MPS Units 1&2 begin commercial operation June 2016 TX Rate Increase effective (2) NM could suspend the effective date of rates for an additional 90 days 2

Vision Mission February 24, 2014 25 2013 Earnings Results and 2014 Earnings Guidance Nathan Hirschi

Vision Mission Fourth Quarter and YTD 2013 Financial Results 4th Quarter 2013 net income of $1.2 million or $0.03 per basic share, compared to 4th Quarter 2012 net income of $4.8 million or $0.12 per basic share YTD 2013 net income of $88.6 million or $2.20 per basic share, compared to YTD 2012 net income of $90.8 million or $2.27 per basic share February 24, 2014 26

Vision Mission 4th Quarter Key Earnings Drivers February 24, 2014 27 Basic EPS Description December 31, 2012 0.12$ Changes In: Operations & Maintenance Expense (0.07) Increased O&M expense primarily due to refund of transmission wheeling expense in 4Q 2012, timing of planned maintenance, and increased consulting services related to future involvement in the Four Corners Generating Station Retail non-fuel base revenues (0.04) Decreased retail non-fuel base revenues due to milder weather in October and the effects of the federal government sequestration and shutdown in October 2013 on our governmental customers Interest on long-term debt (0.01) Increase due to interest on $150.0 million of 3.3% senior notes issued in December 2012 Deregulated Palo Verde Unit 3 revenues (0.01) Lower Palo Verde Unit 3 revenues reflecting the 2013 fall refueling outage Allowance for Funds Used During Construction (0.01) Decrease due to lower construction balances Income tax adjustment 0.03 Income tax benefit related to positive developments in state income tax audits and settlements partially offset by tax benefit recorded in the same period last year Other 0.02 December 31, 2013 0.03$

Vision Mission February 24, 2014 28 4th Quarter Changes in Revenue and Sales Non-Fuel Base Revenue (000's) Percent Change MWH Percent Change Residential 46,409 0.1% 540,826 1.0% C&I Small 37,805 (2.4%) 535,818 (0.8%) C&I Large 9,240 (4.8%) 282,280 (2.1%) Public Authorities 19,378 (5.8%) 376,806 (3.6%) Total Retail Sales 112,832 (2.2%) 1,735,730 (1.1%) Heating Degree Days 1,007 26.8% Cooling Degree Days 80 (51.2%) Retail Customers (Average) 393,822 1.3%

Vision Mission YTD Key Earnings Drivers February 24, 2014 29 Basic EPS Description December 31, 2012 2.27$ Changes In: Operations & maintenance expense (0.02) Increased O&M expense primarily due to increased outside services, increased FC's consulting services, and increased distribution maintenance. These were partially offset by a decrease in provision for uncollectible customer accounts & decrease in PV O&M Retail non-fuel base revenues (0.06) Decreased retail non-fuel base revenues from our commercial and industrial customers reflecting the reduction our non-fuel base rates in Texas effective May 1, 2012, and a decline in revenues from our public authorities customers Interest on long-term debt (0.07) Increase due to interest on $150 million of 3.3% senior notes issued in December 2012 Deregulated Palo Verde Unit 3 revenues 0.02 Higher Palo Verde Unit 3 revenues due primarily to a 19.2% increase in power prices Allowance for funds used during construction 0.02 Increase due to higher construction balances largely due to construction of Rio Grande 9 Income tax adjustment 0.03 Income tax benefit related to positive developments in state income tax audits and settlements partially offset by tax benefit recorded in the same period last year Other 0.01 December 31, 2013 2.20$

Vision Mission February 24, 2014 30 YTD Changes in Revenue and Sales Non-Fuel Base Revenue (000's) Percent Change MWH Percent Change Residential 236,651 1.1% 2,679,262 1.2% C&I Small 184,568 (1.8%) 2,349,148 (0.7%) C&I Large 40,235 (4.3%) 1,095,379 1.1 % Public Authorities 95,044 (1.1%) 1,622,607 0.3% Total Retail Sales 556,498 (0.7%) 7,746,396 0.4% Heating Degree Days 2,426 20.8% Cooling Degree Days 2,695 (6.3%) Retail Customers (Average) 391,774 1.3%

Vision Mission Capital Requirements and Liquidity EE expended $237.4mm for additions to utility plant for the twelve months ended December 31, 2013 Capital expenditures for utility plant in 2014 are anticipated to be approximately $327mm EE paid $42mm in dividends for the twelve months ended December 31, 2013 At December 31, 2013, EE had a cash balance of $25.6mm At December 31, 2013, EE had liquidity of approximately $311mm including cash and the revolving credit facility Amended and extended Revolving Credit Facility in early 2014 Will likely issue $100mm to $150mm of debt during 2014 February 24, 2014 31

Vision Mission 2013 Actual Results vs. Guidance YTD basic earnings per share of $2.20 was $0.05 below the low end of 2013 earnings guidance of $2.25 mainly due to lower than expected retail non-fuel base revenues Cooling degree days in October were 27% below the 10 year average and 50% below prior year Revenues from governmental customers were lower than anticipated due to the fiscal sequestration, federal government shutdown, and resulting furloughs as well as the installation of solar photovoltaic facilities at the military bases we serve February 24, 2014 32

Vision Mission Governmental Actions Sales to the public authorities class decreased more than anticipated due to reduced military spending, the government shutdown in October, and resulting furloughs About 25% of total employment in EE’s service territory is governmental (federal, state and local) Approximately 27% of the federal employment base was furloughed in October February 24, 2014 33

February 19, 2013 2014 Earnings Guidance range of $2.10 to $2.50 per basic share $2.20 ($0.09) ($0.08) ($0.08) ($0.04) $0.17 $0.22 $1.50 $1.70 $1.90 $2.10 $2.30 $2.50 Taxes Other Than Income Taxes Depreciation & Amortization O&M Other / Interest Expense Base Revenues AFUDC & Capitalized Interest 2013 EPS Actual Mid-Point 2014 Earnings Guidance $2.30 2014 Earnings Guidance 34 February 24, 2014

Vision Mission Q & A February 24, 2014 35